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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 20, 2001

                               RUDDICK CORPORATION
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                 (State or other jurisdiction of incorporation)

                                     1-6905
                            (Commission File Number)

                                   56-0905940
                        (IRS Employer Identification No.)

                       301 South Tryon Street, Suite 1800
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28202
                                   (Zip Code)

                                 (704) 372-5404
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On December 20, 2001, Ruddick Corporation, a North Carolina corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1    News Release disseminated on December 20, 2001 by Ruddick Corporation.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RUDDICK CORPORATION


                                                 By: /s/ John B. Woodlief
                                                     --------------------------
                                                     John B. Woodlief
                                                     Vice President - Finance




Dated: December 20, 2001


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